Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

     I, Paul E. Martin, the Interim Co-Chief Financial Officer of CCO Holdings, LLC and CCO Holdings Capital Corp. (the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul E. Martin

Paul E. Martin
Interim Co-Chief Financial Officer
(Co-Principal Financial Officer)
March 31, 2005